EXHIBIT 99

TERMINATION AGREEMENT

This Termination Agreement (this “Agreement”), dated as of June 24, 2003, is by and between PG&E Energy Trading-Power, L.P., a Delaware limited partnership (“PGET”), PG&E Gas Transmission, Northwest Corporation, a California corporation (the “Guarantor”), and DTE Georgetown, LLC, a Delaware limited liability company (“DTE”).

RECITALS

WHEREAS, each of PGET and DTE is party to that certain Tolling Agreement dated as of May 23, 2000 (as the same may have been amended, supplemented or modified and together with all exhibits and schedules thereto, the “Subject Contract”).

WHEREAS, PG&E Corporation, a California corporation (the “Assignor”), entered into a Guarantee dated as of May 24, 2000 (the “Guarantee”) in favor of DTE pursuant to which, among other things, the Assignor unconditionally guaranteed to DTE the prompt payment when due of all amounts payable under the Subject Contract.

WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of January 19, 2001 between the Assignor and the Guarantor, the Guarantor, among other things, assumed the due and punctual performance, discharge and observation of all of the Assignor’s obligations in, related to, or arising out of the Guarantee, and the Assignor, among other things, assigned, transferred and conveyed to the Guarantor all of the Assignor’s right, title and interest in, related to, or arising out of the Guarantee.

WHEREAS, DTE and PGET wish to terminate and extinguish all of their respective obligations and liabilities under and in respect of the Subject Contract from and after the date of this Agreement, and are agreeable to releasing each other from all such obligations and liabilities in accordance with the terms and conditions of this Agreement, subject to the limitations set forth in this Agreement.

WHEREAS, the Guarantor wishes to terminate and extinguish certain of its obligations and liabilities under and in respect of the Guarantee, and DTE is agreeable to such termination and to releasing the Guarantor from certain obligations and liabilities in accordance with the terms and conditions of this Agreement, subject to the limitations set forth in this Agreement and to the amendments to the Guarantee set forth herein.

NOW THEREFORE, based on the premises and covenants contained herein, the parties hereto hereby agree as follows:

AGREEMENT

1. Payment. In consideration of the termination and release set forth in Section 2 of the Agreement, PGET shall pay DTE the sum of Thirty Million One Hundred Fifty Thousand Four Hundred Dollars ($30,150,400) (the “Termination Payment”) concurrently with the execution and delivery of this Agreement. In addition, PGET shall pay to DTE the sum of Five Hundred Sixty Six Thousand Four Hundred Dollars ($566,400) representing payments due and owing under the Subject Contract for services rendered through the date of this Agreement (the “Ordinary Course Payments”).

2. Termination of Subject Contract; Termination of Surety Bond; and Release. Subject to Section 4, PGET and DTE hereby (a) terminate and extinguish all of the obligations and liabilities of each party under and in respect of the Subject Contract from and after the date of this Agreement; (b) confirm and agree that from and after the date hereof, PGET shall have no further right to request payments under (and shall not request any payment under) that certain Surety Bond No. 103461713 issued by Travelers Casualty and Surety Company of America in the amount of $6,000,000 and delivered to PGET pursuant to the terms of the Subject Contract (the “Surety Bond”); and (c) on behalf of itself and each of its equity holders, officers, directors, managers, Affiliates (as defined in the Subject Contract), divisions, subsidiaries, employees, agents, heirs, successors and assigns (“Related Parties”), for good and sufficient consideration, including this Agreement, the sufficiency of which is hereby acknowledged, releases and forever discharges the other party and their respective Related Parties from all claims, demands, actions, causes of action and suits, in law or equity, whether known or unknown and whether now existing or hereafter arising, for, upon, or by reason of any matter, cause or thing whatsoever arising out of or relating to the Subject Contract and the terms and conditions thereof and each of PGET and DTE hereby agrees and acknowledges that the other party and their respective Related Parties shall have no further obligations or liabilities under the Subject Contract.

3. Termination of Guarantee and Release. Subject to Section 4, (a) the Guarantor and DTE hereby terminate and extinguish all of the obligations and liabilities of each party under and in respect of the Guarantee and (b) DTE on behalf of itself and its Related Parties, for good and sufficient consideration, including this Agreement, the sufficiency of which is hereby acknowledged, hereby releases and forever discharges the Guarantor and its Related Parties from all claims, demands, actions, causes of action and suits, in law or equity, whether known or unknown and whether now existing or hereafter arising, for, upon, or by reason of any matter, cause or thing whatsoever arising out of or relating to the Guarantee and the terms and conditions thereof and each of DTE and the Guarantor hereby agrees and acknowledges that the Guarantor and its Related Parties shall have no further obligations or liabilities under the Guarantee.

4. Avoidance Action. Notwithstanding Sections 2 and 3 above, in the event that prior to the End Date (as defined below), a suit or other cause of action is brought against or threatened against DTE by or on behalf of PGET, the Guarantor, their respective estates or their respective successors or assigns (an “Avoidance Action”) seeking to recover from DTE all or any portion of the Termination Payment, the Ordinary Course Payments or any amount previously paid to DTE under the Subject Contract and DTE either pays any amount in settlement of or for a release from any Avoidance Action, or any amount previously paid by PGET to DTE hereunder or under the Subject Contract is rescinded or must otherwise be returned for any reason whatsoever, then the Guarantor and PGET shall be liable under the Guarantee and this Agreement, respectively, with respect to all or any portion of the amount so recovered from, or paid by, DTE as a result thereof. As used herein, “End Date” shall mean the date which is the earlier of (x) six (6) years and one day after DTE’s receipt of the Termination Payment, and (y) the date of the consummation of a plan of reorganization with respect to PGET that does not provide for the survival of any claims or causes of actions against DTE with respect to the Termination Payment or the Ordinary Course Payments.

5. Amendment of Guaranty. In consideration of the terminations and releases set forth in Sections 2 and 3, the Guarantee is hereby amended such that the term “Obligations” as defined in Section 1 of the Guarantee shall mean all amounts payable under Section 4 of this Agreement.

6. Further Assurances. From time to time after the date hereof, each of the parties hereto shall execute and deliver all such additional assignments, instruments, notices, releases, and other documents, and shall take such other action, all in accordance with applicable law, as may be reasonably requested by any of the other parties hereto in order to consummate more effectively the transactions contemplated to occur hereunder. Without limiting the generality of the foregoing, on the date hereof, PGET shall deliver to DTE the original Surety Bond together with a duly executed copy of the Notice of Surety Bond Surrender and Request for Cancellation attached to this Agreement as Annex A, and hereby authorizes DTE to deliver the Surety Bond to the issuer thereof for cancellation.

7. Governing Law; Choice of Forum. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE COURT IN NEW YORK WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE GUARANTEE. THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK.

8. Jury Trial Waiver. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE GUARANTEE, OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

9. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

10. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior agreements, letters of intent and understandings, both written and oral, among the parties with respect to the subject matter hereof.

11. Amendment. This Agreement may be amended from time to time only by the written agreement of the parties hereto. This Agreement may not be changed orally.

(signature page follows)

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

PG&E ENERGY TRADING-POWER, L.P.

By:	/s/ R.W. BARRON

Name:	R.W. Barron

Title:	Vice-President

PG&E GAS TRANSMISSION, NORTHWEST CORPORATION

By:	/s/ ROBERT T. HOWARD

Name:	Robert T. Howard

Title:	Vice President, Pipeline OPS

DTE GEORGETOWN, LLC

By:	/s/ BARRY G. MARKOWITZ

Name:	Barry G. Markowitz

Title:	President

ANNEX A

NOTICE OF SURETY BOND SURRENDER AND REQUEST FOR CANCELLATION

June     , 2003

TO: Travelers Casualty and Surety Company of America (“Issuer”)

Re: Surety Bond No. 103461713 (the “Bond”)

Each of the undersigned, duly authorized officers of PG&E Energy Trading-Power, L.P. (the “Obligee”) and DTE Georgetown, LLC (“DTE”), hereby certifies to Issuer that that certain Tolling Agreement dated as of May 23, 2000 (as the same may have been amended, supplemented or modified from time to time, the “Agreement”) has been terminated in its entirety and that, as of the date hereof, the Obligee no longer has any right to request that payments be made under the Bond issued pursuant to the terms of the Agreement.

DTE and the Obligee further certify that the original Bond is attached hereto and is being delivered to the Issuer for cancellation as of the date hereof. Written confirmation of such cancellation should be made to DTE at the following address: DTE Georgetown, LLC, 414 S. Main Street, Suite 600, Ann Arbor, Michigan 48104, Attention: Gerald S. Endler, Facsimile No. 734-302-4802, Confirmation No. 734-302-4800.

Should you have any further questions please contact Gerald S. Endler at DTE Energy Services at 734-302-4894.

PG&E ENERGY TRADING-POWER, L.P.

By:	PG&E Energy Trading Holding Corporation, its sole general partner

By:	/s/ R.W. BARRON

Name:	R.W. Barron

Title:	Vice-President

DTE GEORGETOWN, LLC

By:	/s/ BARRY G. MARKOWITZ

Name:	Barry G. Markowitz

Title:	President